UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2020

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition

On July 6, 2020, MiMedx Group, Inc. (the “Company”) issued a press release (the “10-K Press Release”) announcing the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2019. The 10-K Press Release includes certain information regarding the Company’s financial results for the year ended December 31, 2019.

On July 6, 2020, the Company issued a press release (the “10-Q Press Release”) announcing the filing of its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2020. The 10-Q Press Release also includes certain information regarding the Company’s financial results for the fiscal quarters ended March 31, 2020 and June 30, 2020.

Copies of the 10-K Press Release and the 10-Q Press Release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The information contained in Item 2.02 of this Form 8-K is incorporated herein by reference. In addition, on July 2, 2020, the Company issued a press release announcing the concurrent closings of an aggregate of $150 million private equity and debt financings. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” or both, as applicable. Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued on July 6, 2020 (regarding filing of the Form 10-K for the fiscal year ended December 31, 2019).

99.2	Press Release issued on July 6, 2020 (regarding filing of the Form 10-Q for the fiscal quarter ended March 31, 2020).

99.3	Press Release issued on July 2, 2020 (regarding private equity and debt financings).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: July 6, 2020	By:	/s/ Peter M. Carlson
Peter M. Carlson
Chief Financial Officer